UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
August 18, 2025
YEXT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38056	20-8059722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
61 Ninth Avenue
New York, NY 10011
(Address of principal executive offices, including zip code)
(212) 994-3900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	YEXT	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On August 18, 2025, Yext, Inc. (the “Company” or “Yext”) issued a press release (the “Press Release”) announcing that Michael Walrath, its Chief Executive Officer and Chairman of the Board of Directors, has submitted a non-binding proposal to acquire all outstanding shares of the Company not already owned by him at a price of $9.00 per share in cash.

The Press Release also included certain updates to the Company’s anticipated financial results for the second fiscal quarter ended July 31, 2025 and guidance for the full fiscal year ended January 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company uses its Investor Relations page (http://investors.yext.com) as a means of disclosing material non-public information and for complying with its disclosure obligations under Regulation FD.

The information in this Item 2.02 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. You can identify forward-looking statements by the use of terminology such as “believe”, “expect”, “will”, “should,” “could”, “estimate”, “anticipate” or similar forward-looking terms. These forward-looking statements include, but are not limited to, effects, benefits, and challenges of a potential acquisition of the Company and its expected financial performance. The statements are based on management’s current expectations, estimates and projections, are not guarantees of future performance, and are subject to certain risks, uncertainties and other factors, some of which are beyond Yext’s control and are difficult to predict, including, but not limited to, the risk that required approvals from the Company’s Board of Directors or stockholders for a transaction or required regulatory approvals to consummate a transaction are not obtained; potential litigation relating to a transaction; uncertainties as to the timing of the consummation of a transaction; the ability of any party to consummate a transaction; and possible disruption related to a transaction process to Yext’s current plans and operations, including through the loss of customers and employees.

The forward-looking statements contained in this Current Report on Form 8-K are also subject to other risks and uncertainties, including those described in Yext’s Annual Report on Form 10-K for the period ended January 31, 2025, Yext’s most recent Quarterly Report on Form 10-Q and from time to time other filings with the SEC, which are available on the SEC’s website ( http://www.sec.gov ).

Stockholders of Yext are cautioned not to place undue reliance on Yext’s forward-looking statements, which speak only as of the date such statements are made. Yext does not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date of this filing, or to reflect the occurrence of unanticipated events.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated August 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The registrant has omitted certain immaterial schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YEXT, INC.

By:	/s/ Ho Shin
Ho Shin EVP & General Counsel

Date: August 18, 2025